                                                                      EXHIBIT 99

                       UNION PACIFIC POSTS RECORD QUARTER
              EARNINGS PER SHARE UP 19 PERCENT ON RECORD NET INCOME

         OMAHA, NE, APRIL 25 - UNION PACIFIC CORPORATION TODAY REPORTED A 19 PERCENT INCREASE IN EARNINGS PER SHARE TO $.86 PER DILUTED SHARE ON RECORD FIRST QUARTER NET INCOME OF $222 MILLION. THIS COMPARES TO NET INCOME OF $181 MILLION, OR $.72 PER DILUTED SHARE IN THE FIRST QUARTER OF 2001.

         "UNION PACIFIC PRODUCED QUALITY EARNINGS WITH ANOTHER STRONG QUARTER OF PERFORMANCE," SAID DICK DAVIDSON, CHAIRMAN AND CHIEF EXECUTIVE OFFICER. "WE MANAGED TO STAY THE COURSE IN A ROUGH ECONOMY. WE ACHIEVED DOUBLE-DIGIT GROWTH IN EARNINGS PER SHARE DESPITE OPERATING REVENUES THAT WERE EVEN YEAR-OVER-YEAR. EMPLOYEE PRODUCTIVITY AT THE RAILROAD WAS AT A RECORD LEVEL IN THE FIRST QUARTER AND RAILROAD CUSTOMER SATISFACTION IS AT AN ALL-TIME HIGH."

FIRST QUARTER HIGHLIGHTS

         UNION PACIFIC CORPORATION, EXCLUDING OVERNITE CORPORATION, REPORTED RECORD FIRST QUARTER OPERATING INCOME OF $489 MILLION COMPARED TO $430 MILLION FOR THE SAME PERIOD IN 2001 - A 14 PERCENT INCREASE.

o OPERATING RATIO (OPERATING EXPENSES/OPERATING REVENUE) IMPROVED 2.2 PERCENTAGE POINTS TO A FIRST-QUARTER RECORD 81.6 PERCENT

o EMPLOYEE PRODUCTIVITY (GROSS TON-MILES/EMPLOYEE) INCREASED 7% TO A FIRST QUARTER RECORD LEVEL

                                    -M O R E-

o  FUEL AND UTILITIES COSTS FELL 33 PERCENT ON DECLINING PRICES

o  RECORD SAFETY PERFORMANCE

FIRST QUARTER RAILROAD COMMODITY REVENUE SUMMARY VERSUS 2001

o  AUTOMOTIVE REVENUE WAS UP 2 PERCENT

o  INTERMODAL POSTED A 1 PERCENT GAIN

o  AGRICULTURAL AND INDUSTRIAL PRODUCTS WERE FLAT

o THE OTHER COMMODITIES EXPERIENCED SLIGHT REVENUE DECLINES DURING THE QUARTER WITH ENERGY DOWN 2 PERCENT AND CHEMICALS DOWN 1 PERCENT

         "UNION PACIFIC AGAIN DEMONSTRATED THE STRENGTH OF ITS FRANCHISE WITH A BALANCED MIX OF REVENUE," DAVIDSON SAID. "WHILE THE ECONOMY REMAINS A WILD CARD FOR AMERICAN INDUSTRY, OUR EMPLOYEES CONTINUE TO FOCUS ON QUALITY PROCESSES THAT IMPROVE PRODUCTIVITY AND PROVIDE OUR CUSTOMERS WITH EXCELLENT SERVICE."

OVERNITE CORPORATION

         OVERNITE CORPORATION REPORTED FIRST QUARTER OPERATING INCOME OF $10.5 MILLION, ESSENTIALLY FLAT WITH 2001 ON A PRO FORMA BASIS. (PRO FORMA RESULTS FOR 2001 INCLUDE $1.9 MILLION OF OPERATING INCOME FROM MOTOR CARGO, WHICH WAS ACQUIRED ON NOVEMBER 30, 2001.) OPERATING REVENUE DECREASED 3 PERCENT TO $304.9 MILLION FROM $313.2 MILLION LAST YEAR. OVERNITE'S OPERATING RATIO DECREASED 0.1 PERCENTAGE POINT TO 96.6 PERCENT.

         UNION PACIFIC CORPORATION IS ONE OF AMERICA'S LEADING TRANSPORTATION COMPANIES. ITS PRINCIPAL OPERATING COMPANY, UNION PACIFIC RAILROAD, IS THE LARGEST RAILROAD IN NORTH AMERICA, COVERING 23 STATES ACROSS THE WESTERN TWO-THIRDS OF THE

                                    -M O R E-

UNITED STATES. A STRONG FOCUS ON QUALITY AND A STRATEGICALLY ADVANTAGEOUS ROUTE STRUCTURE ENABLE THE COMPANY TO SERVE CUSTOMERS IN CRITICAL AND FAST GROWING MARKETS. IT IS A LEADING CARRIER OF LOW-SULFUR COAL USED IN ELECTRICAL POWER GENERATION AND HAS BROAD COVERAGE OF THE LARGE CHEMICAL-PRODUCING AREAS ALONG THE GULF COAST. WITH COMPETITIVE LONG-HAUL ROUTES BETWEEN ALL MAJOR WEST COAST PORTS AND EASTERN GATEWAYS, AND AS THE ONLY RAILROAD TO SERVE ALL SIX GATEWAYS TO MEXICO, UNION PACIFIC HAS THE PREMIER RAIL FRANCHISE IN NORTH AMERICA. THE CORPORATION'S TRUCKING OPERATIONS INCLUDE OVERNITE CORPORATION WHICH OWNS ITS LESS-THAN-TRUCKLOAD CARRIERS, OVERNITE TRANSPORTATION AND MOTOR CARGO.

         SUPPLEMENTAL FINANCIAL INFORMATION IS ATTACHED.

         ADDITIONAL INFORMATION IS AVAILABLE AT OUR WEBSITE: WWW.UP.COM. OUR CONTACT FOR INVESTORS IS JENNIFER HAMANN AT (402) 271-4227. OUR MEDIA CONTACTS ARE KATHRYN BLACKWELL AT (402) 271-3753 OR JOHN BROMLEY AT (402) 271-3475.

                                   **********

THIS PRESS RELEASE AND RELATED MATERIALS MAY CONTAIN STATEMENTS ABOUT THE CORPORATION'S FUTURE THAT ARE NOT STATEMENTS OF HISTORICAL FACT. THESE STATEMENTS ARE "FORWARD-LOOKING STATEMENTS" FOR PURPOSES OF APPLICABLE SECURITIES LAWS, AND ARE BASED ON CURRENT INFORMATION AND/OR MANAGEMENT'S GOOD FAITH BELIEF AS TO FUTURE EVENTS. FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, PROJECTIONS AND ESTIMATES OF EARNINGS, REVENUES, COST-SAVINGS, EXPENSES, OR OTHER FINANCIAL ITEMS; STATEMENTS OF MANAGEMENT'S PLANS, STRATEGIES AND OBJECTIVES FOR FUTURE OPERATION, AND MANAGEMENT'S EXPECTATIONS AS TO FUTURE PERFORMANCE AND OPERATIONS AND THE TIME BY WHICH OBJECTIVES WILL BE ACHIEVED; STATEMENTS CONCERNING PROPOSED NEW PRODUCTS AND SERVICES; AND STATEMENTS REGARDING FUTURE ECONOMIC OR MARKET CONDITIONS OR PERFORMANCE.

FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES. ACTUAL PERFORMANCE OR RESULTS COULD DIFFER MATERIALLY FROM THAT ANTICIPATED BY THE FORWARD-LOOKING STATEMENT. IMPORTANT FACTORS THAT COULD CAUSE SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, THE


                                   - M O R E-

CORPORATION'S SUCCESS IN IMPLEMENTING ITS FINANCIAL AND OPERATIONAL INITIATIVES; THE IMPACT OF INDUSTRY COMPETITION, CONDITIONS, PERFORMANCE AND CONSOLIDATION; LEGISLATIVE AND/OR REGULATORY DEVELOPMENTS, INCLUDING INITIATIVES TO RE-REGULATE THE RAIL BUSINESS; NATURAL EVENTS SUCH AS SEVERE WEATHER, FLOODS AND EARTHQUAKES; ADVERSE GENERAL ECONOMIC CONDITIONS, BOTH WITHIN THE UNITED STATES AND GLOBALLY; ANY ADVERSE ECONOMIC OR OPERATIONAL REPERCUSSIONS FROM TERRORIST ACTIVITIES AND ANY GOVERNMENT RESPONSE THERETO; CHANGES IN FUEL PRICES; CHANGES IN LABOR COSTS; LABOR STOPPAGES; AND THE OUTCOME OF CLAIMS AND LITIGATION.

FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE CORPORATION ASSUMES NO OBLIGATION TO UPDATE FORWARD-LOOKING INFORMATION TO REFLECT ACTUAL RESULTS, CHANGES IN ASSUMPTIONS OR CHANGES IN OTHER FACTORS AFFECTING FORWARD-LOOKING INFORMATION. IF THE CORPORATION DOES UPDATE ANY FORWARD-LOOKING STATEMENT, NO INFERENCE SHOULD BE DRAWN THAT THE CORPORATION WILL MAKE ADDITIONAL UPDATES WITH RESPECT TO THAT STATEMENT OR ANY OTHER FORWARD-LOOKING STATEMENTS.

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                       For the Three Months Ended March 31

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)


                                          2002 a)       2001       Pct Chg
                                          -------      -------     -------
OPERATING REVENUES                        $ 2,967      $ 2,943  +        1
Operating Expenses                          2,468        2,504  -        1
                                          -------      -------

OPERATING INCOME                              499          439  +       14
Other Income - Net                             21           30  -       30
Interest Expense                             (163)        (181) -       10
                                          -------      -------

INCOME BEFORE INCOME TAXES                    357          288  +       24
Income Tax Expense                           (135)        (107) +       26
                                          -------      -------

NET INCOME                                $   222      $   181  +       23
                                          -------      -------


BASIC EARNINGS PER SHARE                  $  0.89      $  0.73  +       22

DILUTED EARNINGS PER SHARE                $  0.86      $  0.72  +       19


Average Basic Shares Outstanding (MM)       251.0        246.9

Average Diluted Shares Outstanding (MM)     276.2        271.0


a) Includes the results of Motor Cargo, acquired November 30, 2001. Motor Cargo contributed revenues of $32 million, operating expense of $31 million and operating income of $1 million during the first quarter of 2002.


April 25, 2002                        (1)

                             UNION PACIFIC RAILROAD

                                 REVENUE DETAIL

                       For the Three Months Ended March 31

                                   (Unaudited)


                                2002           2001           Pct Chg
                             ----------     ----------       ----------
COMMODITY REVENUE (000):
Agricultural                 $  368,733     $  370,279               --
Automotive                      282,504        275,639 +              2
Chemicals                       385,168        389,761 -              1
Energy                          582,213        593,341 -              2
Industrial Products             473,741        471,960               --
Intermodal                      455,216        450,100 +              1

                             ----------     ----------
  Total                      $2,547,575     $2,551,080               --
                             ==========     ==========


REVENUE CARLOADS:
Agricultural                    218,507        219,393               --
Automotive                      193,187        185,447 +              4
Chemicals                       217,449        219,165 -              1
Energy                          545,230        536,546 +              2
Industrial Products             322,454        335,827 -              4
Intermodal                      681,169        682,675               --

                             ----------     ----------
  Total                       2,177,996      2,179,053               --
                             ==========     ==========


AVERAGE REVENUE PER CAR:
Agricultural                 $    1,688     $    1,688               --
Automotive                        1,462          1,486 -              2
Chemicals                         1,771          1,778               --
Energy                            1,068          1,106 -              3
Industrial Products               1,469          1,405 +              5
Intermodal                          668            659 +              1

                             ----------     ----------
  Total                      $    1,170     $    1,171               --
                             ==========     ==========


April 25, 2002                        (2)

                         RAIL AND OTHER OPERATIONS - a)

                              REVIEW OF OPERATIONS

                       For the Three Months Ended March 31

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)


                                                        2002             2001            Pct Chg
                                                     ----------       ----------        ----------
OPERATING REVENUES                                   $    2,662       $    2,663                --

OPERATING EXPENSES
Salaries and Benefits                                       913              914                --
Rent Expense                                                315              307      +          3
Depreciation                                                284              280      +          1
Fuel and Utilities                                          225              334      -         33
Materials and Supplies                                      121              126      -          4
Other                                                       315              272      +         16
                                                     ==========       ==========
     Total                                                2,173            2,233      -          3
                                                     ----------       ----------

OPERATING INCOME                                     $      489       $      430      +         14
                                                     ==========       ==========

OPERATING STATISTICS:
Revenue Carloads (Thousands)                              2,178            2,179                --
Revenue Ton-Miles (Billions)                              127.0            123.7      +          3
Gross Ton-Miles (Billions)                                240.0            232.2      +          3
Rev/RTM (Commodity Revenue Based)                          2.01(cent)       2.06(cent)-          2
Average Commodity Revenue Per Car                    $    1,170       $    1,171                --
Average Employees                                        47,236           48,760      -          3
Average Fuel Price Per Gallon                                61(cent)         92(cent)-         34
Fuel Consumed in Gallons (MM)                               321              322                --
Fuel Consumption Rate (Gal/000 GTM)                        1.34             1.39      -          4
Operating Ratio (%)                                        81.6             83.8      -        2.2 pt.


a) Excludes Overnite's operations.


April 25, 2002                        (3)

                              OVERNITE CORPORATION

                        REVIEW OF OPERATIONS - PRO FORMA

                       For the Three Months Ended March 31

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)


                                                        2002            2001 a)           Pct Chg
                                                     ----------       ----------        ----------
OPERATING REVENUES                                   $    304.9       $    313.2      -          3

OPERATING EXPENSES
Salaries and Benefits                                     192.2            188.1      +          2
Rent Expense                                               25.8             25.2      +          2
Depreciation                                               15.0             14.0      +          7
Fuel and Utilities                                         15.1             20.9      -         28
Materials and Supplies                                     12.2             14.0      -         13
Other                                                      34.1             40.5      -         16
                                                     ==========       ==========
     Total                                                294.4            302.7      -          3
                                                     ----------       ----------

OPERATING INCOME                                     $     10.5       $     10.5                --
                                                     ==========       ==========

OPERATING STATISTICS:
Millions of Pounds Hauled - LTL                           2,022            2,057      -          2
Millions of Pounds Hauled - Combined                      2,216            2,239      -          1
Revenue/CWT - LTL                                    $    13.83       $    13.92      -          1
Revenue/CWT - Combined                               $    13.20       $    13.35      -          1
Average Employees                                        13,158           13,488      -          2
Average Fuel Price Per Gallon                                64(cent)         90(cent)-         29
Fuel Consumed in Gallons (000s)                          15,418           16,550      -          7
Operating Ratio (%)                                        96.6             96.7      -        0.1 pt.


a) Includes the pro forma effects of the Motor Cargo acquisition, as if the acquisition had been effective January 1, 2001. The actual results of Overnite Transportation Company for the first quarter of 2001 were as follows: Revenues - $280.2, Operating Expenses - $271.6, and Operating Income $8.6.


April 25, 2002                        (4)

                            UNION PACIFIC CORPORATION

                 STATEMENTS OF CONSOLIDATED FINANCIAL POSITION

                   As of March 31, 2002 and December 31, 2001

                             (Dollars in Millions)

                                   (Unaudited)


                                                   March 31,     December 31,
                                                      2002           2001
                                                   ---------     ------------
ASSETS:
        Cash and Temporary Investments             $     110     $        113
        Other Current Assets                           1,536            1,429
        Investments                                      801              786
        Properties - Net                              28,855           28,792
        Other Assets                                     578              431

                                                   ---------     ------------
           Total                                   $  31,880     $     31,551
                                                   =========     ============

LIABILITIES AND SHAREHOLDERS' EQUITY:
        Current Portion of Long Term Debt          $     203     $        194
        Other Current Liabilities                      2,359            2,498
        Long Term Debt                                 8,006            7,886
        Deferred Income Taxes                          7,990            7,882
        Other Long Term Liabilities                    1,986            2,016
        Convertible Preferred Shares                   1,500            1,500
        Common Shareholders' Equity                    9,836            9,575

                                                   ---------     ------------
           Total                                   $  31,880     $     31,551
                                                   =========     ============


April 25, 2002                        (5)

                            UNION PACIFIC CORPORATION

                      STATEMENTS OF CONSOLIDATED CASH FLOWS

                       For the Three Months Ended March 31

                              (Dollars in Millions)

                                   (Unaudited)


                                                              2002          2001
                                                            --------      --------
   OPERATING ACTIVITIES:
           Net Income                                       $    222      $    181
           Depreciation                                          299           292
           Deferred Income Taxes                                  90            77
           Other                                                (266)         (334)
                                                            --------      --------
           Cash Provided by Operating Activities                 345           216
                                                            --------      --------

   INVESTING ACTIVITIES:
           Capital Investments                                  (359)         (361)
           Other                                                (126)         (144)
                                                            --------      --------
           Cash Used in Investing Activities                    (485)         (505)
                                                            --------      --------

   FINANCING ACTIVITIES:
           Dividends Paid                                        (50)          (49)
           Debt Repaid                                          (301)         (214)
           Financings and Other - Net                            488           520
                                                            --------      --------
           Cash Provided by (Used in) Financing Activities       137           257
                                                            --------      --------

   NET CHANGE IN CASH AND TEMPORARY INVESTMENTS             $     (3)     $    (32)
                                                            ========      ========


April 25, 2002                        (6)